SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 2002


                                  INTRAC, INC.

               (Exact Name of Registrant as Specified in Charter)


           Nevada                   0-31114                 88-0471759
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)            File No.)            Identification No.)


131 West 35th Street           New York, New York             10001
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(Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (212) 736-0880



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN CERTIFYING ACCOUNTANT

         On February 1, 2002, Intrac, Inc. (the "Registrant") terminated its client-auditor relationship with G. Brad Beckstead, CPA, and engaged Chaifetz & Schreiber P.C. ("C&S") as its independent auditors for the fiscal year ending December 31, 2001. The decision to terminate the client-auditor relationship with G. Brad Beckstead, CPA and to engage C&S was recommended and approved by the board of directors of the Registrant.

         G. Brad Beckstead, CPA's reports on the financial statements of the Registrant for its most recent one (1) fiscal year did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During Registrant's most recent one (1) fiscal year, and the subsequent interim period preceding the termination of the client-auditor relationship, there were no disagreements with
G. Brad Beckstead, CPA regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of G. Brad Beckstead, CPA, would have caused G. Brad Beckstead, CPA to make reference to the subject matter of the disagreements in connection with its report. Although audited statements prepared by G. Brad Beckstead, CPA contained a going concern qualification, such financial statements did not contain any adjustment for uncertainties stated therein.

         The Registrant has provided G. Brad Beckstead, CPA with a copy of this disclosure and requested that a letter be furnished to the Registrant, addressed to the Securities and Exchange Commission stating whether he agrees with the statements made herein or if he does not agree, stating the reasons for his disagreement. The letter from G. Brad Beckstead, CPA, dated February 7, 2002, has been filed as an exhibit to this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2002

                                       INTRAC, INC.


                                       By:  /s/ Isaac Nussen
                                            ----------------------------------
                                            Name:  Isaac Nussen
                                            Title: Chief Executive Officer and
                                                   President

                                  EXHIBIT INDEX
                                  -------------


 EXHIBIT
   NO.        DESCRIPTION
---------    -------------
    1        Letter dated February 7, 2002, from G. Brad Beckstead, CPA to the
             Securities and Exchange Commission.